FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of April 5, 2017, by and between NORMANDY WARREN HOLDINGS, LLC, a Delaware limited liability company (“Landlord”) and ROKA BIOSCIENCE, INC., a Delaware corporation (“Tenant”).

RECITALS

A.Landlord and Tenant entered into that certain Lease Agreement dated as of May 16, 2011 (as amended by this Amendment, the “Lease”) for 3,605 rentable square feet on the fourth (4th) floor (the “Surrender Premises”) of the building located at 20 Independence Boulevard, Warren, New Jersey (the “Building”).

B.Tenant wishes to, among other things, (i) surrender the Surrender Premises to Landlord, (ii) lease and hire from Landlord new space consisting of 10,741 rentable square feet on the fourth (4th) floor (the “New Premises”) as shown on Schedule B attached hereto of the Building, and (iii) extend the Term of the Lease for five (5) years, five (5) months and three (3) days, and Landlord is willing to (i) accept surrender of the Surrender Premises, (ii) lease the New Premises to Tenant, and (iii) extend the Term of the Lease, in each case on the terms and conditions contained herein.

C.The current Termination Date of the Lease is January 28, 2018.

D.Landlord and Tenant each wish to amend the Lease as of the date hereof in accordance with, and subject to, the provisions of this Amendment.

NOW, THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Definitions. For the purposes of this Amendment, words and phrases used herein with initial capital case letters and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Lease.
2.Extended Term. The Term of the Lease shall be extended for five (5) years, five (5) months and three (3) days, from January 29, 2018 through and including June 30, 2023. For all purposes of the Lease, the term “Termination Date” shall mean June 30, 2023, or such earlier date that the Lease may be terminated.
3.Surrender of the Surrender Premises. Tenant hereby surrenders, grants, gives up, delivers and yields unto Landlord as of 11:59 PM on March 31, 2017 (the “Surrender Effective Date”), as if said date were the date specified in the Lease for the expiration thereof, all of its right, title and interest in and to the Surrender Premises, together with all alterations, additions or improvements upon or in the Surrender Premises, to the intent and purpose that all of Tenant’s estate in and to the Surrender Premises shall be wholly extinguished as of the Surrender Effective Date; and Landlord hereby accepts from Tenant as of 11:59 PM on the Surrender Effective Date, such surrender of all of Tenant's right, title and interest in and to the Surrender Premises; and the parties hereby declare and agree that, if Tenant surrenders the Surrender Premises in “as is” and “broom clean” condition as of the Surrender Effective Date, the Surrender Premises shall be released and discharged from the operation of the Lease as of such date. Until the date that Tenant surrenders the Surrender Premises to Landlord in “as is” and “broom clean” condition, all applicable provisions of the Lease (without giving effect to this Amendment) will continue to apply to the Surrender Premises. For the avoidance of doubt, Tenant will not be required to remove any improvements, alterations, additions or wiring of any kind from the Surrender Premises.
4.Delivery of the New Premises. Landlord shall deliver the New Premises to Tenant on January 29, 2018 (the “New Premises Commencement Date”) free and clear of all tenancies and occupancies. As of the New Premises Commencement Date, the term “Premises” as used in the Lease, as amended hereby, shall mean the New Premises. A floor plan of the New Premises is attached hereto as Schedule B.
5.Amendments to the Lease.

(a)	As of the New Premises Commencement Date, Paragraph (3) of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced with the following:

“(3)Premises:	10,741 rentable square feet on the fourth (4th) floor of the Building, as shown on Schedule B attached hereto.”

(b)	As of the New Premises Commencement Date, Schedule B of the Lease shall be deleted in its entirety and replaced with Schedule B attached hereto.

(c)	As of the date hereof, Paragraph (4) of the Basic Lease Provisions of the Lease is hereby deleted in its entirety and replaced with the following:

“(4) Term:	From the Commencement Date through and including June 30, 2023 (the “Termination Date”).”

(d)
Until the Surrender Effective Date, Tenant shall pay Basic Rent in accordance with the rates set forth in Paragraph (6) of the Basic Lease Provisions of the Lease; as of the Surrender Effective Date, the aforementioned rates set forth in Paragraph (6) of the Basic Lease Provisions of the Lease shall be deleted in their entirety and of no further force and effect. As of the New Premises Commencement Date, Paragraph (6) of the Basic Lease Provisions of the Lease shall be amended to include the following:

Period or Months of Term	Annual Rate Per Square Foot	Annual Basic Rent	Monthly Basic Rent
“From January 29, 2018 through January 31, 2019:	$24.00	$257,784.00	$21,482.00
From February 1, 2019 through January 31, 2020:	$24.50	$263,154.50	$21,929.54
From February 1, 2020 through January 31, 2021:	$25.00	$268,525.00	$22,377.08
From February 1, 2021 through January 31, 2022:	$25.50	$273,895.50	$22,824.63
From February 1, 2022 through January 31, 2023:	$26.00	$279,266.00	$23,272.17
From February 1, 2023 through June 30, 2023:	$26.50	$284,636.50	$23,719.71”
Notwithstanding the foregoing, provided that no Event of Default has occurred and is continuing, the Basic Rent with respect to the period beginning on the New Premises Commencement Date and ending on the day immediately preceding the five (5) month anniversary of the New Premises Commencement Date will be abated. For the avoidance of doubt, the rent abatement period set forth in the immediately preceding sentence shall not apply to the payment of any Additional Rent, including, without limitation, Tenant’s payment for electrical service in accordance with Section 6.1 of the Lease.
Tenant shall have no obligation to pay any Basic Rent or Additional Rent of any kind under the terms of the Lease during the period commencing on the day immediately following the Surrender Effective Date until the New Premises Commencement Date.

(e)	As of the New Premises Commencement Date, Paragraph (8) of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced with the following:

“(8)Rentable Size of Premises:	10,741 square feet.”

(f)	As of the New Premises Commencement Date, Paragraph (9) of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced with the following:

“(9) Tenant’s Proportionate Share:	8.89%.”

(g)	As of the New Premises Commencement Date, Paragraph (10) of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced with the following:

“(10)Base Period:	Calendar year 2018.”

(h)	As of the New Premises Commencement Date, Paragraph (11) of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced with the following:

“(11) Parking Spaces:	37 parking spaces, 32 of which shall be unassigned and 5 of which shall be reserved for Tenant in the location of the parking area identified on Schedule G attached hereto.”

(i)	As of the New Premises Commencement Date, the reference to “3,605 rentable square feet” in Section 2.1 of the Lease shall be deleted in its entirety and replaced with “10,741 rentable square feet”.

(j)	As of the date hereof, the phrase “one of which shall be The Walsh Company” in Section 7.4(c) of the Lease is hereby deleted in its entirety.

(k)	As of the date hereof, Section 24.2 of the Lease is hereby deleted in its entirety.

(l)	As of the date hereof, Section 29.4 of the Lease is hereby deleted in its entirety.

(m)	As of the New Premises Commencement Date, the Lease shall be amended by inserting new Schedule G immediately following Schedule F therein in the form of Schedule G attached to this Amendment.
6.Extension Allowance.

(a)
Except as set forth in Section 7 below, Tenant acknowledges that Landlord shall not be required to perform any work to the New Premises in connection with this Amendment or the extension of the Term. Landlord hereby agrees, subject to the limitations set forth in this Section 6, to pay to Tenant up to a maximum of $107,410.00 ($10.00 per rentable square foot of the New Premises) (the “Extension Allowance”) toward the actual hard costs incurred by Tenant in connection with any improvements to the New Premises performed by, or on behalf of, Tenant, which improvements shall be made and approved in advance by Landlord as required by and in compliance with Section 7.4 of the Lease (“Extension Improvements”). Notwithstanding the foregoing, Tenant shall be permitted to use up to $26,852.50 of the Extension Allowance for “soft” costs (including, but not limited to, cabling, furniture, moving, telephones, architects and engineering services and filing fees). The cost of any Extension Improvements in excess of the Extension Allowance shall be Tenant’s sole responsibility. The Extension Allowance shall become available to Tenant upon the New Premises Commencement Date. If Tenant does not complete the Extension Improvements and submit its request for payment of all or a portion of the Extension Allowance, together with the documentation set forth in Section 6(b), on or before February 1, 2020, Landlord shall have no obligation to pay any such portion of the Extension Allowance to Tenant and any approved leasehold improvements performed thereafter shall be at Tenant’s sole cost and expense. Tenant shall be permitted to apply up to $16,111.50 of the Extension Allowance that is remaining on February 1, 2020 to the payment of Basic Rent. Any portion of the Extension Allowance in excess of $16,111.50 that is remaining on February 1, 2020 shall be forfeited.

(b)
To receive the Extension Allowance, or any portion thereof, Tenant shall submit to Landlord a standard AIA requisition form after Tenant has substantially completed such Extension Improvements, together with (i) a certification from Tenant’s architect certifying that such Extension Improvements have been completed substantially in accordance with any approved working plans prepared in connection with such Extension Improvements (to the extent not already provided), (ii) paid invoices evidencing the Extension Improvement expenditures, (iii) lien waivers from all contractors, subcontractors, suppliers and materialmen who performed work, furnished services or provided materials in connection with such Extension Improvements, and (iv) a copy of the certificate of occupancy, if any, and/or any other permit or approval required in connection with the completion of such Extension Improvements and/or Tenant’s occupancy of the New Premises. Notwithstanding the foregoing, in the event that Tenant seeks reimbursement for Extension Improvements pursuant to this Section 6 which are of such a nature that they did not require Tenant to engage an architect, Tenant shall not be required to submit its requisition request on an AIA form (provided that the form used by Tenant shall contain all information reasonably required by Landlord) and the certification referenced in (i) above may be delivered by an officer of Tenant. Landlord shall pay the Extension Allowance, or portion thereof, to Tenant within thirty (30) days after Landlord’s receipt of the above documentation.

7.Landlord’s Work. As soon as reasonably practicable following Tenant’s surrender of the Surrender Premises in accordance with Section 3 of this Amendment, Landlord shall, at its sole cost and expense, and not from the Extension Allowance, demise the Surrender Premises from the New Premises (including any necessary mechanical, electrical, plumbing or other work). Landlord shall perform such work in a timely fashion and shall use commercially reasonable efforts to minimize disturbance to, and interference with the operations of, the occupants of the New Premises (i.e. Tenant pursuant to that certain Sublease dated November 2, 2009 by and between Aeterna Zentaris, Inc., as sublandlord, and Tenant, as subtenant).

8.Subordination, Non-Disturbance and Attornment Agreement. Upon Tenant’s written request, Landlord shall use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement for Tenant from Landlord’s mortgagee on such mortgagee’s commercially reasonable form of subordination, non-disturbance and attornment agreement. Tenant shall reimburse Landlord for any third party costs incurred by Landlord in connection with Landlord’s obtaining such subordination, non-disturbance and attornment agreement promptly following Tenant’s receipt of an invoice therefor.

9.Brokers. Tenant and Landlord each represents and warrants to the other that such party has not had any dealings or entered into any agreements with any person, entity, realtor, broker, agent or finder in connection with the negotiation of this Amendment other than Cushman & Wakefield and Jones Lang LaSalle (the “Broker”). Tenant and Landlord each agrees to indemnify and hold harmless the other from and against any loss, claim, damage, expense (including costs of suit and reasonable attorneys’ fees) or liability arising out of the inaccuracy of the representation contained in the preceding sentence.

10.Defaults. Tenant and Landlord each represents, warrants and covenants that it is not in default under any of its obligations under the Lease and that, to the best of its knowledge, (i) the other is not in default of its obligations under the Lease, and (ii) no event has occurred nor do any circumstances exist which, with lapse of time or notice or both, would constitute a default by Landlord or Tenant under the Lease as modified by this Amendment.

11.Ratification of Lease. Except as modified by this Amendment, the Lease and all of the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. In the event of any conflict between the provisions of this Amendment and the Lease, the provisions contained in this Amendment shall prevail and be paramount.

12.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and together a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.Effectiveness. This Amendment shall become binding and be effective only upon execution and delivery of this Amendment by each of Landlord and Tenant to the other.

14.Authority. Tenant represents and warrants to Landlord: (i) the execution and delivery of, the consummation of the transactions contemplated by and the performance of all its obligations under, this Amendment by Tenant have been duly and validly authorized by its board of directors, if necessary, and by its stockholders, if necessary, at meetings duly called and held on proper notice for that purpose at which there were respective quorums present and voting throughout; (ii) no other approval, partnership, corporate, governmental or otherwise, is required to authorize any of the foregoing or to give effect to Tenant’s execution and delivery of this Amendment; and (iii) the individual (or individuals) who executes and delivers this Amendment on behalf of Tenant is authorized to do so.

[Signatures on Following Page]

IN WITNESS WHEREOF, each of Landlord and Tenant has executed this Amendment as of the date first above written.

LANDLORD:
NORMANDY WARREN HOLDINGS, LLC, a Delaware limited liability company
By:	/s/ Joseph Adamo
Name:	Joseph Adamo
Title:	Vice President

TENANT:
ROKA BIOSCIENCE, INC., a Delaware corporation
By:	/s/ Lars Boesgaard
Name:	Lars Boesgaard
Title:	Vice President, Chief Financial Officer

SCHEDULE B
PREMISES

SCHEDULE G
RESERVED PARKING SPACES

CURRENT ZONE "OR" REQUIREMENTS (FORMERLY O-R-L ZONE):

	REQUIRED	EXISTING
MINIMUM LOT AREA	5.0 ACRES	10.453 ACRES
MINIMUM LOT WIDTH	300 FT.	393.47' @ SETBACK
MINIMUM FRONT YARD SETBACK	150 FT	167.46 FT
MINIMUM ONE SIDE YARD SETBACK	50 FT	59.26 FT
MINIMUM BOTH SIDE YARD SETBACKS	100 FT	253.54 FT
MINIMUM REAR YARD SETBACK	65 FT	781.27 FT
MAXIMUM BUILDING HEIGHT	50 FT	55 FT ± (1)
MAXIMUM % LOT COVERAGE OF BUILDING	15 % (2)	6.4 % ±
MAXIMUM % LOT COVERAGE OF BUILDING & PAVEMENT	50 % (3)	39.7 % ±
MINIMUM GROSS FLOOR AREA (TOTAL)	10,000 S.F.	---

1. VARIANCE SOUGHT FOR BUILDING HEIGHT (55') PER NOTE #7 ON SHEET 2 OF REFERENCE MAP #6.
2. MAXIMUM BUILDING COVERAGE PER FORMER ZONE O-R-L REQUIREMENTS (SEE REFERENCE MAP #6) WAS 25%
3. MAXIMUM % LOT COVERAGE PER FORMER ZONE O-R-L REQUIREMENTS (SEE REFERENCE MAP #6) WAS 70%

SCHEDULE B – SECTION II
EXCEPTIONS

EXCEPTION #9. SURVEY PREMISES SUBJECT TO THE FOLLOWING EASEMENTS AND ENCUMBRANCES AS SET FORTH ON FILE MAP #2252 AS LISTED HEREIN AFFECT PREMISES AS SHOWN :

(a). 50-FOOT AND 150-FOOT BUILDING SET BACK LINES.
(b). STREAM ENCROACHMENT LINE, FLOOD HAZARD LINE, WETLAND LIMIT AND CONSERVATION EASEMENT LINE AND WATERCOURSE PROTECTION LINE.
(c). SIGHT TRIANGLE EASEMENT INSIDE NORTHWESTERLY CORNER.
(d). PRIVATE DRAINAGE EASEMENT.
(e). PRIVATE ROADWAY EASEMENT

EXCEPTION #10. EASEMENT GRANT TO NEW JERSEY POWER AND LIGHT COMPANY AS SET FORTH IN DEED BOOK 1074, PAGE 546, AS AMENDED BY BOOK 139 PAGE 897 MAY AFFECT PREMISES BUT IS NOT PLOTTABLE.

EXCEPTION #11. 10' WIDE JERSEY CENTRAL POWER AND LIGHT COMPANY AND NEW JERSEY TELEPHONE COMPANY EASEMENT IN DEED BOOK 1537, PAGE 490 & c., AND SHOWN ON FILE MAP #2252 AFFECT PREMISES AS SHOWN.

EXCEPTION #12. PRIVATE ACCESS EASEMENT RUNNING ALONG NORTHERLY PROPERTY LINE OF PREMISES RECORDED IN DEED BOOK 1565, PAGE 32 & c., AFFECTS PREMISES AS SHOWN.

EXCEPTION #13. SURVEY PREMISES SUBJECT TO RESTRICTIVE COVENANTS AS SET FORTH IN DEED BOOK 1565, PAGE 39 & c., (RESTRICTIVE AREA SHOWN ON PLAN).

EXCEPTION #14. TEMPORARY ACCESS EASEMENT IN DEED BOOK 5724, PAGE 1320 MAY AFFECT PREMISES BUT IS NOT PLOTTABLE.

EXCEPTION #15. NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION STREAM ENCROACHMENT PERMIT #11108 IN MISC. BOOK 4, PAGE 678, DOES NOT APPEAR TO AFFECTS PREMISES AS IT CITES ENCROACHMENT LINE TO BE WITHIN LOT 2, BLOCK 101. SURVEY PREMISES WAS PREVIOUSLY KNOWN AS LOT 3, BLOCK 101 ON TOWNSHIP TAX RECORDS.

EXCEPTION #16. SUBJECT PREMISES SUBJECT TO RIGHTS OF TENANTS IN POSSESSION.

EXCEPTION #17. SURVEY PREMISES SUBJECT TO RIGHTS OF OTHERS IN AND TO ANY STREET, ROADS, AVENUES, LANES, HIGHWAY AND/OR PATHS CROSSING OR ABUTTING PREMISES.

EXCEPTION #18. SURVEY PREMISES SUBJECT TO RIGHTS OF OTHERS IN AND TO ANY BROOKS, STREAMS, DRAINS, DITCHES AND/OR WATER COURSES ABUTTING OR CROSSING THROUGH PREMISES.

P.Q.
INTERSTATE HIGHWAY ROUTE 78

VICINITY MAP

FILE MAP #2252 NORTH
MARTINVILLE LIBERTY CORNER ROAD
(PUBLIC R.O.W.)
EASTERLY ℄
COLONIAL CROSSING
(60' WIDE PRIVATE R.O.W. EASEMENT)
INDEPENDENCE (60' PUBLIC R.O.W.) BOULEVARD
DEED AND SURVEY
POINT OF BEGINNING
N 47°32'25" E
224.91' (D & S)
(D & S)
R=150.00'
D=28°02'34"
L=73.42'
T=37.46'
CB=N33°31'08"E
C=72.69'
S 78°46'48" E
420.94' (D & S)
N 78°34'01" E
595.13' (D & S)
S 13°57'00" E
19.25'
(D) & (S)
S 06°00'00" E
145.00'
(D) & (S)
S 02°47'00" W
120.00'
(D) & (S)
S 10°57'00" W 150.11' (D) & (S)
941.47' (D & S)
S 84°21'46" W
N 42°27'35" W
371.55' (D & S)
DEAD RIVER
FLOW
BLOCK 2
LOT 2.02
(10.453 ACRES / 455,332 S.F.)
4 STORY OFFICE BUILDING
#20 INDEPENDENCE BOULEVARD
(55' BUILDING HEIGHT SEE NOTE #6)
(EXTERIOR BLDG @ GROUND LEVEL = 29,310 S.F.)
ZONE "X"
ZONE "AE"
LOT 2.03
N/F
30 INDEPENDENCE BOULEVARD ONE, LLC
(5796/3624)
LOT 2.01
N/F
10 INDEPENDENCE SPE, LLC
(5630/1040)
PRIVATE ACCESS EASEMENT PER DEED BOOK 1565, PAGE 32
PRIVATE ROAD EASEMENTS PER FILE MAP #2252
TEMPORARY CUL-DE-SAC TO BE REMOVED PER FILE MAP #2252
WETLAND LIMIT AND CONSERVATION EASEMENT LINE AS SHOWN ON FILE PLAT #2252.
WATER COURSE PROTECTION LINE AS SHOWN ON FILE PLAT #2252.
SEE RESTRICTIVE COVENANTS IN DEED BOOK 1565, PAGE 39 & c.
STREAM ENCROACHMENT LINE AND FLOODWAY PER N.J.D.E.P. AS SHOWN ON FINAL PLAT #2252.
N.J. FLOOD HAZARD LINE AS SHOWN ON FILE PLAT #2252.
APPROXIMATE WOODLINE
RETAINING WALL
CONCRETE DUMPSTER PAD
CONCRETE BOLLARDS
RIVER STONE
GABION WALL
HEADWALL
INLET
BUILDING DIRECTORY SIGN
RESERVED PARKING SIGNS
HANDICAP PARKING SIGNS
WATER METER PIT
TRANSFORMER
CONC. TRANSFORMER PAD
EXISTING PARKING FOR LOT 2.01
DRIVEWAY ON LOTS 2 & 2.01 APPEARS TO BE A COMMON INGRESS AND EGRESS ACCESS (NO AGREEMENT FOUND IN TITLE COMMITMENT PROVIDED)
EVIDENCE OF UNDERGROUND TRENCH (NOT SURE FOR WHAT UTILITY)
30' x 100' SIGHT TRIANGLE EASEMENT PER FILE MAP #2252
30' x 30' SIGHT TRIANGLE EASEMENTS AS SHOWN ON SITE PLAN REF. MAP #5 (NO RECORDED EASEMENT FOUND IN TITLE COMMITMENT)
PK W/ SHIELD FOUND
I. PIN FOUND

SCHEDULE "A"
METES & BOUNDS DESCRIPTION
BLOCK 2, LOT 2.02
(Formerly Block 101, Lot 3)

All that certain tract, lot and parcel of land lying and being in the Township of Warren, County of Somerset, State of New Jersey being more particularly described as follows:

Beginning at a point on the Southerly sideline of Independence Boulevard where the same is intersected by the Northeasterly sideline of Lot 2 in Block 101 and the Northwesterly sideline of Lot 3 in Block 101 as shown on a map entitled, "Amended Phase I and Phase II – Final Plat, Prepared for Somerset Hills Corporate Center, situated in the Township of Warren, Somerset County, New Jersey", dated May 16, 1984 prepared by Van Cleef Engineering Associates, said map having been filed in the Somerset County Clerk's office on August 16, 1985 as Map No. 2252. Said point also being 673.57 feet Northeasterly along the Northerly sideline of Independence Boulevard its various courses from its intersection with the Easterly sideline of Martinsville Liberty Corner Road, and from said point; thence

1. Along the Southerly sideline of Independence Boulevard North 47 degrees, 32 minutes, 25 seconds East, a distance of 224.91 feet to a point; thence
2. Still along the Southerly sideline of Independence Boulevard along a curve to the left having a radius of 150.00 feet, an arc length of 73.42 feet to a point; thence
3. South 78 degrees, 46 minutes, 48 seconds East, a distance of 420.94 feet to a point; thence
4. North 78 degrees, 34 minutes, 01 seconds East, a distance of 595.13 feet to a point; thence
5. Along the Dead River, South 13 degrees, 57 minutes, 00 seconds East, a distance of 19.25 feet to a point; thence
6. Still along the Dead River, South 06 degrees, 00 minutes, 00 seconds East, a distance of 145.00 feet to a point; thence
7. Still along the Dead River, South 02 degrees, 47 minutes, 00 seconds West, a distance of 120.00 feet to a point; thence
8. Still along the Dead River, South 10 degrees, 57 minutes, 00 seconds West, a distance of 150.11 feet to a point; thence
9. South 84 degrees, 21 minutes, 46 seconds West, a distance of 941.47 feet to a point; thence
10. North 42 degrees, 27 minutes, 35 seconds West, a distance of 371.55 feet to a point and place of beginning.

LEGEND :

- STORM MANHOLE
- SANITARY SEWER MANHOLE
- GAS VALVE
- WATER VALVE
- HYDRANT OR F.D.C.
- STORM SEWER INLET
- LIGHT POLE
- SIGN
- FLOOD LIGHT
- HANDICAP PARKING STALL
- IRON PIN
- CONCRETE MONUMENT
- GF GAS FLAG
- GP GAS PAINT MARK
- UGF UNDERGROUND UTILITY FLAG
- SPRINKLER HEAD
- SPRINKLER CONTROL BOX
- ZONE "X" AREA DETERMINED TO BE OUTSIDE 500 YEAR FLOODPLAIN
- AREA OF 500 YEAR FLOODPLAIN
- SPECIAL FLOOD HAZARD AREA ZONE "AE"
- FLOODWAY AREA IN ZONE "AE"

GRAPHIC SCALE

(IN FEET)
1 inch = 40 ft.

MAP REFERENCES :

1. "ALTA/ACSM LAND TITLE SURVEY FOR 20 INDEPENDENCE BOULEVARD BLOCK 2, LOT 2.02, WARREN TOWNSHIP, SOMERSET COUNTY, N.J." PREPARED BY VAN CLEEF ENGINEERING ASSOCIATES DATED AUGUST 28, 2006.
2. "TITLE SURVEY FOR 20 INDEPENDENCE BOULEVARD BLOCK 2, LOT 2.02, WARREN TOWNSHIP, SOMERSET COUNTY, N.J." PREPARED BY VAN CLEEF ENGINEERING ASSOCIATES DATED MAY 6, 2005.
3. "AS-BUILT SURVEY AND FINAL SITE PLAN PREPARED FOR BLOCK 101, LOT 3, WARREN TOWNSHIP, SOMERSET COUNTY, NEW JERSEY" PREPARED BY VAN CLEEF ENGINEERING ASSOCIATES DATED MAY 9, 1985, LAST REVISED 4-24-87.
4. "AMENDED PHASE I & PHASE II FINAL PLAT, PREPARED FOR SOMERSET HILLS CORPORATE CENTER, TOWNSHIP OF WARREN, SOMERSET COUNTY, NEW JERSEY" PREPARED BY VAN CLEEF ENGINEERING ASSOCIATES DATED MAY 16, 1985, AS FILED WITH THE SOMERSET COUNTY CLERK'S OFFICE ON AUGUST 16, 1985 AS MAP #2252.
5. "PHASE III – FINAL PLAT, PREPARED FOR THE SOMERSET HILLS CORPORATE CENTER, TOWNSHIP OF WARREN, SOMERSET COUNTY, NEW JERSEY" PREPARED BY VAN CLEEF ENGINEERING ASSOCIATES DATED OCTOBER 31, 1985, AS FILED WITH THE SOMERSET COUNTY CLERK'S OFFICE ON APRIL 24, 1986 AS MAP #2353.
6. AMENDED SITE PLAN FOR PROPOSED OFFICE BUILDIND #2 IN THE SOMERSET HILLS CORPORATE CENTER, TOWNSHIP OF WARREN, SOMERSET COUNTY, NEW JERSEY BY VAN CLEEF ENGINEERING ASSOCIATES DATED AUGUST 3, 1984, AMENDED APRIL 17, 1986.
7. TOWNSHIP OF WARREN TAX MAP SHEET #1 AND #2.

DEED REFERENCE :

DEED FROM HINES VAF 20 INDEPENDEDINCE, L.P. TO NORMANDY WARREN HOLDINGS, L.L.C. DATED OCTOBER 10, 2006, RECORDED OCTOBER 18, 2006 IN DEED BOOK 5953, PAGE 2923.

NOTES :

1. THIS SURVEY PREPARED IN ACCORDANCE WITH TITLE COMITTMENT FILE # 10945727 ISSUED BY LAWYERS TITLE INSURANCE CORPORATION DATED NOVEMBER 9, 2006 AND IS SUBJECT TO THE FINDINGS OF SAME.
2. SURVEY PREMISES FORMERLY KNOWN AS TAX MAP BLOCK 101, LOT 3.
3. THERE ARE 4 HANDICAP SPACES AND 391 REGULAR SPACES FOR A TOTAL OF 395 PARKING SPACES.
4. A REVIEW OF FLOOD INSURANCE RATE MAP (FIRM) FOR TOWNSHIP OF WARREN, NEW JERSEY, SOMERSET COUNTY, PANEL 5 OF 15, COMMUNITY PANEL #340446-0005 B DATED JANUARY 4, 2002 INDICATES SURVEY PREMISES IS LOCATED IN ZONES AE AND X. STREAM ENCROACHMENT LINE SHOWN PER N.J.D.E.P. PERMIT IN BOOK 4, PAGE 678 PER FILE MAP #2252.
5. SURVEY PREMISES SUBJECT TO A TEMPORARY ACCESS AGREEMENT RECORDED IN DEED BOOK 5724, PAGE 320 (NO M&B OF AGREEMENT, AGREEMENT NOT PLOTTABLE).
6. VARIANCE SOUGHT FOR BUILDING HEIGHT (55') PER NOTE #7 ON SHEET 2 OF REFERENCE MAP #4.

SURVEYOR'S CERTIFICATION

To: Normandy Warren Holdings, LLC.; Lehman Brothers Bank FSB, a Federal Stock Savings Bank, its successors and/or assigns; Lawyers Title Insurance Corporation :

This is to certify that this map or plat and the survey on which it is based were made in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and NSPS in 2005, and includes Items 2, 3, 4, 6, 7(a), 7(b)(1), 8, 9, 10, 11(a) (as to utilities, surface matters only) and 13 of Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA, and NSPS and in effect on the date of this certification, undersigned further certifies that in my professional opinion, as a Land Surveyor registered in the State of New Jersey, the Relative Positional Accuracy of this survey does not exceed that which is specified therein.

12-06-06
DATE

DANIEL A. NAGY
NEW JERSEY PROFESSIONAL LAND SURVEYOR LIC. #27513

REVISIONS	AUTH.	DATE
REVISE CERTIFICATIONS PER CADWALADER, WICKERSHAM & TAFT LLP EMAIL DATED DECEMBER 6, 2006	D.A.N.	12-06-06
REVISE CERTIFICATIONS PER CLIENTS EMAIL DATED NOVEMBER 28, 2006	D.A.N.	11-29-06

DATE:	NOVEMBER 21, 2006
SCALE:	1" = 40'
DESIGNED BY:	---
DRAWN BY:	J.L.M.
CHECKED BY:	
JOB No.	06-06-WAR

Van Cleef ENGINEERING ASSOCIATES
Consulting Civil Engineering
Environmental Engineering
Municipal Engineering
Land Surveying
Professional Planning
Landscape Architecture

OFFICES THROUGHOUT NJ AND EASTERN PA
339 AMWELL ROAD, PO BOX 5877, HILLSBOROUGH, NJ 08844
EMAIL: VCCNJ@VCEA.ORG WEB: WWW.VCEA.ORG
PHONE (908) 359-8291 FAX (908) 359-1580

ALTA/ACSM LAND TITLE SURVEY
FOR
20 INDEPENDENCE BOULEVARD
BLOCK 2, LOT 2.02
WARREN TOWNSHIP
SOMERSET COUNTY, NEW JERSEY

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F.BK. 54.007, PG. 66-71,72

FILE No.: 6244 - X - ALTA 3